SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Deutsche Bank AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Karachi        	State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Pakistan   	 Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Credit Suisse AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Zurich          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Switzerland       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X




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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Deutsche Bank AG
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Taipei          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Taiwan - R.O.C.   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X

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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Standard Chartered Bank Taiwan Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Taipei           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Taiwan - R.O.C.   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Standard Chartered Bank (Thai) Public Co. Ltd
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Bangkok          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Thailand   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Societe Generale de Banque en Cote DIvoire
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Abidjan          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Togo  Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Republic Bank Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Port of Spain    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Trinidad & Tobago Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Banque Internationale Arabe de Tunisie
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Tunis Cedex    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Tunisia       Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank, A.S.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Levent Istanbul    State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Turkey           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Standard Chartered Bank Uganda Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kampala          State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uganda           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                           SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: ING Bank Ukraine
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Kiev             State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Ukraine           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                          SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E. - ADX    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                          SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E. - DFM   Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                          SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank Middle East Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Dubai            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: U.A.E. - DIFC  Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                         SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Edinburgh            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United Kingdom    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                        SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: State Street Bank and Trust Company
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Boston            State:    Zip Code:       Zip Ext.:
   D) Foreign Country: United States    Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                        SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Banco Itau Uruguay S.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Montevideo       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Uruguay          Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                        SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Citibank, N.A.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Caracas       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Venezuela        Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                        SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: HSBC Bank (Vietnam) Ltd.
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Ho Chi Minh City       State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Vietnam           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                        SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Standard Chartered Bank Zambia Plc
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Lusaka           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zambia           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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                        SCREEN NUMBER:  9

                                                          This page is being
     CUSTODIAN/SUB-CUSTODIAN                              filed for ALL series.

15.A) Custodian/Sub-custodian: Barclays Bank of Zimbabwe Limited
   B) Is this a Custodian or Sub-custodian? (C/S): S
   C) City: Harare           State:    Zip Code:       Zip Ext.:
   D) Foreign Country: Zimbabwe           Foreign Postal Code:
   E) Mark ONE of the following with an 'X':

                                 TYPE OF CUSTODY

                Member Nat'l                 Foreign     Insurance Co.
     Bank       Sec. Exchg.       Self      Custodian      Sponsor
 Sec.17(f)(1)    Rule 17f-1    Rule 17f-2   Rule 17f-5    Rule 26a-2    Other
 ------------   ------------   ----------   ----------   -------------  -----

                                                X


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